ANNUAL SHAREHOLDER MEETING May 6, 2025

AGENDA • Welcome • Reading of the Minutes • Meeting Certification • Matters of Proxy • Voting • Discussion of Company Condition • President’s Remarks • Financial Review • Voting Results • Questions & Answers • Adjournment 2

PRESENTERS Jeffrey S. Stauffer President, CEO & Chairman of the Board – ENB Financial Corp and Ephrata National Bank Adrienne L. Miller, Esq. Vice President and Corporate Secretary – ENB Financial Corp Senior Vice President and Legal Counsel – Ephrata National Bank Rachel G. Bitner Treasurer – ENB Financial Corp Executive Vice President and Chief Financial Officer – Ephrata National Bank 3

MEETING CERTIFICATION 4 Presented by: Adrienne L. Miller, Esq. Corporate Secretary – ENB Financial Corp

MATTERS OF PROXY One Two To conduct a non - binding shareholder vote on executive compensation Four Five Three Elect four (4) Class A directors to serve a 3 - year term To conduct non - binding vote on the frequency of non - binding shareholder votes on executive compensation Transact such other business as may be properly presented here today To ratify the selection of S.R. Snodgrass, PC as the independent registered public accounting firm for the year ending December 31, 2025

MATTERS OF PROXY Elect four (4) Class A directors to serve a 3 - year term Election of Directors – Class A • Jose R. Lopez • Brian K. Reed • Jeffrey S. Stauffer • J. Daniel Stoltzfus

CONTINUING DIRECTORS Continuing Directors – Class B • Willis R. Lefever • Jay S. Martin • Judith A. Weaver • Roger L. Zimmerman Continuing Directors – Class C • Joshua E. Hoffman • Susan Y. Nicholas • Mark C. Wagner

VOTING PROCESS 8 Presented by: Adrienne L. Miller, Esq. Corporate Secretary – ENB Financial Corp

VOTING PROCESS Proxy Holders • Aaron L. Groff, Jr. • Mary E. Leaman Judges of Election • Paul W. Brubaker • Roger S. Kline • Paul W. Wenger

PRESIDENT’S REMARKS 10 Presented by: Jeffrey S. Stauffer President, CEO & Chairman of the Board – ENB Financial Corp

EXECUTIVE TEAM Jeff Stauffer President, CEO & Chairman of the Board Cindy Cake EVP, Chief Human Resources Officer Adrienne Miller, Esquire VP, Corporate Secretary SVP, Legal Counsel Nick Klein EVP, Chief Risk Officer Joselyn Strohm SEVP, Chief Operating Officer Rachel Bitner Treasurer/EVP, Chief Financial Officer Bill Kitsch SEVP, Chief Revenue Officer

SENIOR MANAGEMENT TEAM Nancy Dove SVP, Compliance Officer Christian Heckman SVP, Chief Lending Officer Tim Doty SVP, Information Security Officer JJ Jones SVP, Chief Credit Officer Craig Rodenberger SVP, Chief Marketing Officer Todd Keagy SVP, Chief Retail and Business Banking Officer

MISSION STATEMENT To remain an independent community bank of undisputed integrity so the communities we serve benefit from our prosperity. To help our employees find career fulfillment through professional growth, personal empowerment and mutual achievement. To help our customers achieve financial health and wellbeing, as defined by them, throughout their lifetime. To provide our shareholders with a consistent return on their investment by being a top performing financial institution.

EXECUTING A PLAN FOR FUTURE SUCCESS ENB 2022 – 2024 Strategic Planning Objectives 1. Evolve Purposeful Leadership Capabilities 2. Develop a Robust Sales & Service Culture 3. Achieve Operational Excellence 4. Manage Risk to Achieve Greater Profitability 5. Pursue Emerging Opportunities that Align With Our Mission

URBAN MARKETS Our Urban Banking Team is not just about providing a service – it’s about creating lasting relationships that will drive growth, stability, and wealth for the families of Lancaster City and beyond.

CORE UPGRADE Faster, More Efficient Service Transactions are processed quicker, account opening is streamlined, and customer service inquiries are handled more effectively. This efficiency means our customers can get more done in less time, enhancing their overall satisfaction. Improved Online Banking Experience Customers now have access to enhanced online banking features, which provide them with more convenient ways to manage their accounts, conduct transactions, and explore available services. This increased functionality and accessibility make banking more straightforward and convenient. Stronger Fraud Prevention Horizon’s advanced security capabilities offer enhanced fraud prevention. They ensure that our customers’ sensitive information is protected with the latest technologies, reducing the risk of fraud and increasing trust in our services. Expanded Product and Service Offerings With the Horizon upgrade, we can now offer a wider range of products and services tailored to meet our customers’ diverse needs, helping them achieve their financial goals with greater ease and flexibility.

BUILDING COMMUNITY

BUILDING COMMUNITY J. Harry Hibshman Scholarship by the Numbers 67 Value of scholarships awarded in 2024 $ 1.3m Number of scholarships awarded since inception 4.7k Value of scholarships awarded since inception $ 34m Number of scholarships awarded in 2024

2024 FINANCIAL RESULTS 19 Presented by: Rachel G. Bitner Treasurer – ENB Financial Corp

DISCLOSURES Unaudited Financial Information Some of the following slides present financial information that is unaudited. Therefore, this information is subject to adjustments that could be necessary upon completion of the annual audit. Forward Looking Statements Some of the material and/or language used in this presentation would be considered a forward looking statement. Management is not obligated to update these forward looking statements.

NET INCOME (in thousands) 12,299 14,916 14,631 12,375 15,317 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 2020 2021 2022 2023 2024

SIGNIFICANT ITEMS Incr./Decr. % Incr./Decr. $ 2023 $ 2024 $ Dollars in Thousands 5.0 2,702 54,039 56,741 Net Interest Income 0 20000 40000 60000 80000 100000 2023 2024 Interest Income Components Total Investment Loan 0 5000 10000 15000 20000 25000 30000 35000 40000 2023 2024 Interest Expense Components Total Borrowing Deposit

SIGNIFICANT ITEMS Incr./Decr. % Incr./Decr. $ 2023 $ 2024 $ Dollars in Thousands 95.2 495 520 1,015 Provision for Credit Losses 20.2 2,717 13,428 16,145 Other Income 138.1 1,059 767 1,826 Gains on the Sale of Mortgages NA 1,655 (1,496) 159 Security Gains (Losses) 7.4 3,824 51,407 55,231 Operating Expense 25.8 3,814 14,811 18,625 Pre Tax Income

2024 BALANCE SHEET GROWTH 1,360,078 1,427,269 469,020 626,140 2,000,824 2,219,831 250,000 450,000 650,000 850,000 1,050,000 1,250,000 1,450,000 1,650,000 1,850,000 2,050,000 2,250,000 2023 2024 Loans Investments Assets

2024 DEPOSIT GROWTH 1,726,798 1,890,443 250,000 450,000 650,000 850,000 1,050,000 1,250,000 1,450,000 1,650,000 1,850,000 2,050,000 2,250,000 2023 2024 Deposits

2024 CAPITAL GROWTH 119,654 130,984 100,000 105,000 110,000 115,000 120,000 125,000 130,000 135,000 2023 2024 Capital

CAPITAL POSITION (in thousands) 12/31/22 12/31/23 12/31/24 $97,335 $119,654 $130,984 Total Stockholders’ Equity $142,677 $150,596 $162,006 Retained Earnings $(48,292) $(34,355) $(34,143) Accumulated Other Comprehensive Loss

PERFORMANCE RATIOS 2022% 2023% 2024% 0.83 0.65 0.75 Return on Average Assets (ROA) 13.63 12.03 12.13 Return on Average Equity (ROE) 3.03 2.94 2.87 Net Interest Margin 70.28 74.64 73.59 Efficiency Ratio

PER SHARE DATA 2022 2023 2024 $2.62 $2.19 $2.71 Earnings Per Share $0.68 $0.68 $0.69 Dividends Per Share 25.95% 31.05% 25.46% Dividend Payout Ratio $16.00 $14.75 $17.20 Stock Price at Year - End

2024 PEER ANALYSIS * as of 12/31/24 * Peer data consists of the Corporation’s strategic plan peer group which includes 13 banks in PA, NY, and MD with assets between $1.3 billion and $5.4 billion. Peer Median ENBP Measurement 0.81% 0.75% Return on Average Assets 8.82% 12.13% Return on Average Equity 2.95% 2.87% Net Interest Margin 65.64% 73.59% Efficiency Ratio $263,000 $247,000 Revenue/full - time equivalent

2024 PEER ANALYSIS * as of 12/31/24 * Peer data consists of the Corporation’s strategic plan peer group which includes 13 banks in PA, NY, and MD with assets between $1.3 billion and $5.4 billion. Peer Median % ENBP % Measurement 9.10 9.12 Leverage Ratio 12.17 13.22 Tier 1 Ratio 13.24 14.37 Total Capital Ratio 0.34 0.54 Non - Performing Assets/Total Assets 1.09 1.13 Allowance for Loan Losses/Total Loans

FIRST QUARTER 2025 RESULTS (Unaudited) • Earnings: $4,316,000, up $375,000, or 9.5% from Q1 2024 • ROA: 0.80% • ROE: 13.03% • Net Interest Income: Up $2,816,000, or 21.1% • Net Interest Margin: 3.02% • Earnings per Share: $0.76, up 8.6% • Balance Sheet Growth: $228.9 million, or 11.5% higher than March 31, 2024

VOTING RESULTS 33 Presented by: Adrienne L. Miller, Esq. Corporate Secretary – ENB Financial Corp

QUESTIONS & ANSWERS